                                                                    Exhibit 10.2

                 AGREEMENT TO TERMINATE STOCKHOLDERS AGREEMENT

     This Agreement to Terminate Stockholders Agreement is made and entered into as of the 4th day of August, 2003, by and among Nelnet Loan Services, Inc., f/k/a UNIPAC Service Corporation (the "Company"), and stockholders of the Company (and, if applicable, their respective spouses) who have executed that certain Stockholders Agreement for UNIPAC Service Corporation dated as of March 2, 2000 (the "Stockholders Aggregate").

     WHEREAS, the parties hereto entered into the Stockholders Agreement, and now wish to terminate the Stockholders Agreement in full in the manner specified herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

     1. Termination of Stockholders Agreement. The Stockholders Agreement shall be terminated, voided and cancelled, effective upon the closing of the Company's initial public offering of shares of common stock of the Company. Such termination shall be effected without further action by the parties to the Stockholders Agreement. This Agreement to Terminate Stockholders Agreement is conditioned upon the closing of said initial public offering, and thus shall not terminate the Stockholders Agreement until and unless such closing occurs.

     2. Counterparts. This Agreement to Terminate Stockholders Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute one and the same instrument.

                                     Nelnet Loan Services, Inc., f/k/a UNIPAC
                                     Service Corporation



                              By:    Michael S. Dunlap
                                     _____________________________

                              Title: President
                                     _____________________________

                                           By:   /s/Michael S. Dunlap
                                                 -------------------------------
                                                 Michael S. Dunlap



                                           By:   /s/Terri Dunlap
                                                 -------------------------------
                                                 Terri Dunlap



                                           By:   /s/Stephen F. Butterfield
                                                 -------------------------------
                                                 Stephen F. Butterfield



                                           By:   /s/Angie Mulheisen
                                                 -------------------------------
                                                 Angie Mulheisen



                                           By:   /s/Dan Mulheisen
                                                 -------------------------------
                                                 Dan Mulheisen

                                           By:   /s/Ross Wilcox
                                                 -------------------------------
                                                 Ross Wilcox



                                           Packers Service Group, Inc.


                                           By:   /s/William Eastwood
                                                 -------------------------------
                                                 William Eastwood



                                           UBATCO Profit Sharing Plan


                                           By:   /s/Milton G. Willmend
                                                 -------------------------------
                                                 Milton G. Willmend



                                           Ross and Judy Wilcox Charitable
                                                 Lead Trust

                                           By:   Union Bank and Trust Company,
                                                 as Trustee



                                           By:   /s/R. David Wilcox
                                                 -------------------------------
                                                 R. David Wilcox
                                                 Senior Vice President and Trust
                                                 Officer



                                           By:   /s/Jeffrey Schumacher and
                                                 -------------------------------
                                                 Lauara Schumacher
                                                 -------------------------------
                                                 Jeffrey and Laura Schumacher



                                           By:   /s/Ed Perry
                                                 -------------------------------
                                                 Ed Perry



                                           By:   /s/Joan Perry
                                                 -------------------------------
                                                 Joan Perry



                                           By:   /s/Jay Dunlap
                                                 -------------------------------
                                                 Jay Dunlap



                                           Phyllis Dunlap, Estate of



                                           By:   /s/Gerry A. Dunlap
                                                 -------------------------------
                                                 Gerry A. Dunlap
                                                 Personal Representative



                                           By:   /s/Mary C.  Mills
                                                 -------------------------------
                                                 Mary C. Mills



                                           By:   /s/Steven Mills
                                                 -------------------------------
                                                 Steven Mills

                                           By:   /s/Mary C. Mills
                                                 -------------------------------
                                                 Mary C. Mills as custodian for
                                                 Katherine Mills



                                           By:   /s/Mary C. Mills
                                                 -------------------------------
                                                 Mary C. Mills as custodian for
                                                 Andrew Mills



                                           By:   /s/Judy Phipps
                                                 -------------------------------
                                                 Judy Phipps




                                           By:   /s/Rand Phipps
                                                 -------------------------------
                                                 Rand Phipps



                                           By:   /s/Laura Phipps
                                                 -------------------------------
                                                 Laura Phipps



                                           By:   /s/Judy Phipps
                                                 -------------------------------
                                                 Judy Phipps as custodian for
                                                 Perry Phipps



                                           By:   /s/Judy Phipps
                                                 -------------------------------
                                                 Judy Phipps as custodian for
                                                 Emily Phipps



                                           By:   /s/James Perry
                                                 -------------------------------
                                                 James Perry



                                           By:   /s/Gail Perry
                                                 -------------------------------
                                                 Gail Perry

                                           By:   /s/James Perry
                                                 -------------------------------
                                                 James Perry as custodian for
                                                 Hanson Perry



                                           By:   /s/Phoebe Perry
                                                 -------------------------------
                                                 Phoebe Perry



                                           By:   /s/James Perry
                                                 -------------------------------
                                                 James Perry as custodian for
                                                 Bianca Perry



                                           By:   /s/Gregory Perry
                                                 -------------------------------
                                                 Gregory Perry



                                           By:   /s/Genelle Perry
                                                 -------------------------------
                                                 Genelle Perry



                                           By:   /s/Gregory Perry
                                                 -------------------------------
                                                 Gregory Perry
                                                 as custodian for Brittany Perry



                                           By:   /s/Gregory Perry
                                                 -------------------------------
                                                 Gregory Perry
                                                 as custodian for Bailey Perry



                                           By:   /s/Gregory Perry
                                                 -------------------------------
                                                 Gregory Perry
                                                 as custodian for Griffin Perry



                                           By:   /s/Gregory Perry
                                                 -------------------------------
                                                 Gregory Perry
                                                 as custodian for Mason Perry

                                           By:   /s/Jack Y. Perry
                                                 -------------------------------
                                                 Jack Young Perry



                                           By:   /s/Margaret Perry
                                                 -------------------------------
                                                 Margaret Perry



                                           By:   /s/Jack Young Perry
                                                 -------------------------------
                                                 Jack Young Perry
                                                 as custodian for Carly Young
                                                 Perry



                                           By:   /s/Jack Young Perry
                                                 -------------------------------
                                                 Jack Young Perry
                                                 as custodian for Mitchell Young
                                                 Perry



                                           By:   /s/Jack Young Perry
                                                 -------------------------------
                                                 Jack Young Perry
                                                 as custodian for Edwin James
                                                 Perry



                                           By:   /s/Priscilla Perry Heffelfinger
                                                 -------------------------------
                                                 Priscilla Perry Heffelfinger



                                           By:   /s/James Heffelfinger
                                                 -------------------------------
                                                 James Heffelfinger



                                           By:   /s/Priscilla Perry Heffelfinger
                                                 -------------------------------
                                                 Priscilla Perry Heffelfinger as
                                                 custodian for Cedar
                                                 Heffelfinger



                                           By:   /s/Priscilla Perry Heffelfinger
                                                 -------------------------------
                                                 Priscilla Perry Heffelfinger as
                                                 custodian for Linden
                                                 Heffelfinger

                                           By:   /s/Tom Ostergard
                                                 -------------------------------
                                                 Tonn Ostergard



                                           By:   /s/Phyllis Acklie
                                                 -------------------------------
                                                 Phyllis Acklie



                                           By:   /s/Dan Muhleisen
                                                 -------------------------------

                                                 Angie Muhleisen
                                                 -------------------------------
                                                 Dan and Angie Muhleisen



                                           By:   /s/Steve Bartels
                                                 -------------------------------

                                                 /s/Deborah Bartels
                                                 -------------------------------
                                                 Steve and Deborah Bartels



                                           By:   /s/Steve Bartels
                                                 -------------------------------
                                                 Steve Bartels



                                           By:   /s/Diane Kremer
                                                 -------------------------------
                                                 Diane Kremer



                                           By:   /s/Judith Eicher
                                                 -------------------------------
                                                 Judith Eicher



                                           By:   /s/Neal Tyner
                                                 -------------------------------
                                                 Neal Tyner




                                           Great Plains Financial LLC


                                           By:   /s/Don Bouc
                                                 -------------------------------
                                                 Don Bouc
                                                 Sole Member

                                           By:   /s/Don Bouc
                                                 -------------------------------
                                                 Don Bouc



                                           By:   /s/Mark Schilmoeller
                                                 -------------------------------
                                                 Mark Schilmoeller



                                           By:   /s/Tim Bornemeier
                                                 -------------------------------
                                                 Tim Bornemeier



                                           By:   /s/Rebecca Pollock
                                                 -------------------------------
                                                 Rebecca Pollock



                                           By:   /s/Terry J. Heimes
                                                 -------------------------------
                                                 Terry J. Heimes



                                           By:   /s/Anne Frey
                                                 -------------------------------
                                                 Ann Frey



                                           By:   /s/James Kruger
                                                 -------------------------------
                                                 James Kruger



                                           By:   /s/Scott Spethman
                                                 -------------------------------
                                                 Scott Spethman



                                           By:   /s/Deborah Bartels
                                                 -------------------------------
                                                 Deborah Bartels



                                           By:   /s/Shirley Dunlap
                                                 -------------------------------
                                                 Shirley Dunlap

                                           By:   /s/Jeffrey Noordhoek
                                                 -------------------------------
                                                 Jeffrey Noordhoek



                                           By:   /s/Daniel Kaplan
                                                 -------------------------------
                                                 Daniel Kaplan



                                           By:   /s/Thomas Duncan
                                                 -------------------------------
                                                 Thomas Duncan



                                           By:   /s/Marphy Butterfield
                                                 -------------------------------
                                                 Marphy Butterfield



                                           By:   /s/Kenneth Backemeyer
                                                 -------------------------------
                                                 Kenneth Backemeyer



                                           By:   /s/Darrin Jameson
                                                 -------------------------------
                                                 Darrin Jameson



                                           By:   /s/Todd Eicher
                                                 -------------------------------
                                                 Todd Eicher



                                           By:   /s/Joe Bird
                                                 -------------------------------
                                                 Joe Bird



                                           By:   /s/Edward Martinez
                                                 -------------------------------
                                                 Edward Martinez



                                           By:   /s/Janeen Ortega
                                                 -------------------------------
                                                 Janeen Ortega

                                           By:   /s/Kent Spuehler
                                                 -------------------------------
                                                 Kent Spuehler



                                           By:   /s/Paul Tone
                                                 -------------------------------
                                                 Paul Tone



                                           By:   /s/Scott Butterfield
                                                 -------------------------------
                                                 Scott Butterfield



                                           By:   /s/Charles Norris
                                                 -------------------------------
                                                 Charles Norris



                                           By:   /s/James Greenwood
                                                 -------------------------------
                                                 James Greenwood



                                           By:   /s/Charles Sweet
                                                 -------------------------------
                                                 Charles Sweet



                                           By:   /s/James H. VanHorn
                                                 -------------------------------
                                                 James H. VanHorn




                                           The Judy Eicher and Todd Eicher
                                                 Partnership


                                           By:   /s/Todd Eicher
                                                 -------------------------------
                                                 Todd Eicher
                                                 Partner



                                           By:   /s/Jeffrey Jobes
                                                 -------------------------------
                                                 Jeffrey Jobes

                                           By:   /s/Hilario Arguinchona
                                                 -------------------------------
                                                 Hilario Arguinchona



                                           By:   /s/Dave Bottegal
                                                 -------------------------------
                                                 Dave Bottegal



                                           By:   /s/Mike Pohl
                                                 -------------------------------
                                                 Mike Pohl



                                           By:   /s/Ray Ciarvella
                                                 -------------------------------
                                                 Ray Ciarvella



                                           By:   /s/K. Jon Kern
                                                 -------------------------------
                                                 K. Jon Kern



                                           By:   /s/Fred Henry
                                                 -------------------------------
                                                 Fred Henry



                                           By:   /s/Suzzane Collier
                                                 -------------------------------
                                                 Suzanne Collier



                                           By:   /s/Dennis Leach
                                                 -------------------------------
                                                 Dennis Leach



                                           By:   /s/Mark Voegele
                                                 -------------------------------
                                                 Mark Voegele



                                           By:   /s/Michael Randash
                                                 -------------------------------
                                                 Michael Randash

                                           By:   /s/Mark Boyd
                                                 -------------------------------
                                                 Mark Boyd



                                           By:   /s/Mathew Hall
                                                 -------------------------------
                                                 Mathew Hall



                                           By:   /s/Cheryl Watson
                                                 -------------------------------
                                                 Cheryl Watson



                                           By:   /s/Richard Pierce
                                                 -------------------------------
                                                 Richard Pierce



                                           By:   /s/Tim Sabo
                                                 -------------------------------
                                                 Tim Sabo



                                           By:   /s/Nichole Arguinchona
                                                 -------------------------------
                                                 Nichole Arguinchona



                                           By:   /s/Kenneth Cobbs
                                                 -------------------------------
                                                 Kenneth Cobbs



                                           By:   /s/Janet Elam
                                                 -------------------------------
                                                 Janet Elam



                                           By:   /s/Robert Gabica
                                                 -------------------------------
                                                 Robert Gabica



                                           By:   /s/Mary Hall
                                                 -------------------------------
                                                 Mary Hall

                                           By:   /s/John Harding
                                                 -------------------------------
                                                 John Harding



                                           By:   /s/Jeffrey Johnson
                                                 -------------------------------
                                                 Jeffrey Johnson



                                           By:   /s/Laura King
                                                 -------------------------------
                                                 Laura King



                                           By:   /s/Charlene Lang
                                                 -------------------------------
                                                 Charlene Lang



                                           By:   /s/Margaret Laytham
                                                 -------------------------------
                                                 Margaret Laytham



                                           By:   /s/Michael Marchant
                                                 -------------------------------
                                                 Michael Marchant



                                           By:   /s/Holly Martin
                                                 -------------------------------
                                                 Holly Martin



                                           By:   /s/Frank McCrink
                                                 -------------------------------
                                                 Frank McCrink



                                           By:   /s/Marcella Towner
                                                 -------------------------------
                                                 Marcella Towner



                                           By:   /s/Craig Reynick
                                                 -------------------------------
                                                 Craig Reynick

                                           By:   /s/John Zamora
                                                 -------------------------------
                                                 John Zamora



                                           By:   /s/Thomas Zimmerman
                                                 -------------------------------
                                                 Thomas Zimmerman



                                           By:   /s/Natalie Artibee
                                                 -------------------------------
                                                 Natalie Artibee



                                           By:   /s/K. Craig Church, Jr.
                                                 -------------------------------
                                                 K. Craig Church, Jr.





                                           By:   /s/Donna DeWispelaere
                                                 -------------------------------
                                                 Donna DeWispelaere



                                           By:   /s/Robin Jenkins
                                                 -------------------------------
                                                 Robin Jenkins



                                           By:   /s/Aline Laikola
                                                 -------------------------------
                                                 Aline Laikola



                                           By:   /s/Henry R. Mertens
                                                 -------------------------------
                                                 Henry R. Mertens



                                           By:   /s/William Munn
                                                 -------------------------------
                                                 William Munn



                                           By:   /s/Elise Nowilowski
                                                 -------------------------------
                                                 Elise Nowilowski

                                           By:   /s/Sheila Odom
                                                 -------------------------------
                                                 Sheila Odom



                                           By:   /s/Lori Pederson
                                                 -------------------------------
                                                 Lori Pederson



                                           By:   /s/Dominic L. Rotondi
                                                 -------------------------------
                                                 Dominic L. Rotondi



                                           By:   /s/Gary Schleuger
                                                 -------------------------------
                                                 Gary Schleuger



                                           By:   /s/Paul Shockley
                                                 -------------------------------
                                                 Paul Shockley



                                           By:   /s/Hannah Smitterberg
                                                 -------------------------------
                                                 Hannah Smitterberg



                                           By:   /s/Jolynn M. Snyder
                                                 -------------------------------
                                                 Jolynn M. Snyder



                                           By:   /s/Kenneth Troy
                                                 -------------------------------
                                                 Kenneth Troy



                                           By:   /s/Bradley Walcher
                                                 -------------------------------
                                                 Bradley Walcher



                                           By:   /s/Dean Wildman
                                                 -------------------------------
                                                 Dean Wildman

                                           By:   /s/Linde Hoff
                                                 -------------------------------
                                                 Linde Hoff



                                           By:   /s/Elizabeth Jane Frueh
                                                 -------------------------------
                                                 Elizabeth Jane Frueh



                                           By:   /s/Mary Ann Trujillo
                                                 -------------------------------
                                                 Mary Ann Trujillo




                                           New Horizon Holdings, LLC


                                           By:   /s/K. Jon Kern
                                                 -------------------------------
                                                 K. Jon Kern
                                                 Member



                                           By:   /s/Carol Jordan
                                                 -------------------------------
                                                 Carol Jordan



                                           By:   /s/John Jordan
                                                 -------------------------------
                                                 John Jordan